Exhibit 99.2

Q3 2013 Investor Call November 8, 2013 Bill Lucia, President and CEO Walter Hosp, CFO Maria Perrin, CMO

Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, our actual results could differ materially from past results and those anticipated, estimated or projected. Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance. In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: variations in our results of operations; changes in the U.S. healthcare environment and steps we take in anticipation of such changes; regulatory, budgetary or political actions that affect procurement practices; the loss of one or more major clients, including through our failure to reprocure a contract or the reduction in scope or early termination of one or more of our significant contracts; our ability to effectively manage our growth to execute on our business plans; the growth rate of spending on Medicaid/Medicare, simplification of the healthcare payment process or programmatic changes that diminish the scope of benefits; our ability to retain clients or the loss of one or more major clients; client dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our clients of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; our ability to maintain effective information systems and protect them from damage or interruption; restrictions on our ability to bid on/perform certain work due to other work we currently perform; our ability to successfully integrate our acquisitions; our ability to continue to secure contracts through the competitive bidding process and to accurately predict the cost and time to complete such contracts; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; and negative results of government or client reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations. A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which is available at www.hms.com under the “Investor Relations” tab. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. Any forward-looking statements are made as of the date of this press release and we do not undertake an obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Measures This presentation contains non-GAAP measures. A reconciliation of these measures to GAAP measures is set forth in our press release issued on Nov. 8, 2013, which is available under the Investor Relations Tab on the Company’s website (www.hms.com). 2 11/8/2013

Discussion Outline Q3 Results 2013 Revised Guidance Q3 Sales External Environment and Market Drivers Other Initiatives 2014-2015 Growth and Profitability 3 11/8/2013

Consolidated Statements of Income ($ in thousands except per share amounts) 4 11/8/2013 Three months ended Nine months ended 30-Sep-13 % y/y 30-Sep-13 % y/y Revenue $127,754 13% $370,170 9% Cost of services expenses 86,782 11% 261,004 11% Selling, general & administrative expenses 19,689 39% 52,249 19% Total operating expenses 106,471 15% 313,253 13% Operating income 21,283 3% 56,917 (9%) Net interest and other income/(expense) (2,300) (44%) (9,262) (24%) Income before income taxes 18,983 14% 47,655 (5%) Income taxes 7,475 22% 18,751 (5%) Net income $11,508 10% $28,904 (5%) Net income per diluted share $0.13 8% $0.32 (9%) Weighted average common shares, diluted 89,167 0% 88,998 1%

Q2 2013 Q3 2013 Total Revenue 4.8% 12.8% Market Medicaid -1.4% 1.7% State Government -9.7% -3.0% MCO 17.1% 11.1% Federal -34.5% -13.9% HDI 44.2% 45.7% Product Medicaid COB -8.3% -2.0% Program Integrity (PI) 27.9% 29.2% PI without HDI and Federal 26.2% 22.9% Q3 2013 Revenue Growth Y/Y 5 11/8/2013

Revised 2013 Guidance 11/8/2013 6 Current 2013 Guidance Revised 2013 Guidance REVENUE ($million) $495 - $525 $495 - $510 GAAP EPS $0.57 - $0.63 $0.44 - $0.51 ADJUSTED EPS $0.89 - $0.95 $0.75 - $0.82

Q3 Sales State Government Coordination of Benefits Arizona, Maryland, Mississippi: reprocurements Illinois, Kansas, New Jersey, Ohio, South Dakota, Washington: extensions Medicaid RAC New Jersey RAC reprocurement RAC expansions in Minnesota and Oklahoma California Workers’ Comp Ohio Dept. of Rehabilitation and Corrections Commercial Boston Medical Center 1199 SEIU National Benefit Fund Expansions Amerigroup Molina Healthcare Virginia Premier Health Plan Wellpoint 7 11/8/2013

External Environment/Market Drivers Medicare RAC program Medicaid growth and mix Revenue mix 11/8/2013 8

Medicare RAC Procurement timeline and considerations Rule changes and audit moratorium Audit strategies 11/8/2013 9

Medicare RAC Collections 11/8/2013 10

Medicaid Growth and Mix NOTE: Enrollment percentage changes from June to June of each year. Spending growth percentages in state fiscal year. SOURCE: Medicaid Enrollment June 2013 Data Snapshot, KCMU, August 2013. Spending Data from KCMU Analysis of CMS Form 64 Data for Historic Medicaid Growth Rates. FY 2012 – 2014 data based on KCMU survey of Medicaid officials in 50 states and DC conducted by Health Management Associates, October 2013. SOURCE: HMA estimate for 2020, accounting for Supreme Court decision and CBO estimate of state adoption of expansion; 2010 data from: Kathy Gifford, Vernon Smith, Dyke Snipes and Julia Paradise. “A Profile of Medicaid Managed Care Programs in 2010: Findings from a 50-State Survey,” The Kaiser Commission on Medicaid and the Uninsured, September 2011. 1991 – 2000 data from HMA analysis of CMS Managed Care Reports, various years. Percent Change in Total Medicaid Spending and Enrollment, FY 1998 – FY 2014 U.S. Medicaid Managed Care Enrollment Projected to Double 2010 to 2020 11/8/2013

Revenue Mix Commercial State Gov. Medicare RAC (Federal) All Other Federal 2014 Growth Rates 25-30% 0-2% N/A 3-5% Commercial business will be main growth driver, up 25-30% State government business essentially flat Revenue without Medicare RAC is growing approximately 10-11% into 2014 Medicare RAC revenue and earnings will decrease but growth is expected over a 5-year contract Medicaid Coordination of Benefits business is growing approximately 8-10% 11/8/2013 12 2014 Commercial State MC RAC Other Fed

Commercial Market Expansion 2013 revenue Competitive advantages 2014 revenue growth 11/8/2013 13

Other Initiatives Cost restructuring Operational improvements Acquisition strategy 11/8/2013 14

2014/2015 Growth and Profitability Medicare RAC transition 2014 negative impact Long-term positive outlook Significant expansion in operating margins excluding Medicare RAC 2014/2015 growth Medicaid Coordination of Benefits Commercial market Medicaid program integrity 11/8/2013 15

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